                     REGIONAL AGENTS AND DISTRICT AGENTS          August 1, 1998
                       (AGENTS & TRAINEES BY DISTRICT)

                     CONFIDENTIAL--SHRED OUTDATED ROSTERS
              LIMITED DISTRIBUTION--DO NOT COPY OR REDISTRIBUTE

--------------------------------------------------------------------------------
                           CONTINENTAL REGION (101)
              AK, AZ, CO, ID, MT, NM, NV, EL PASO TX, UT, WA, WY
--------------------------------------------------------------------------------

0766  RAMSEY, FRANK - REGIONAL AGENT - 1-602-998-9717, Fax 1-602-998-9663
HQ6   (8283 North Hayden Road, Suite 295, SCOTTSDALE AZ 85258)               [3]
PHX
      0718 Kruse, Paul - Assistant Regional Agent
      0279 Vance, Jay - Assistant Regional Agent

1400  ADAMS, BOYD - 1-915-772-0100, Fax 1-915-772-6611 - Fort Bliss TX
EP6   (7400 Viscount Boulevard, Suite 103, EL PASO TX 79925)                 [7]
                                                                              -
ELP
T**   2505  Lenday, John - same as above - 8/1/98
-                                          ------
**    2555  McCherney, Clark - same as above
      1903  Mora, Javier - same as above
      1822  Saari, Gerry - same as above
      2168  Stuart, Ron - same as above
      2129  Tomlinson, Ian - same as above
      2158  Young, Tate - same as above

1813  BERGER, BRAD - 1-253-584-7569, Fax 1-253-584-7698 - Fort Lewis/
TS6     Madigan Army Medical Center/McChord AFB/Bangor NSB/Puget Sound
        Naval Shipyard WA (7504 Bridgeport Way West, PO Box 99160,
TAW     TACOMA WA 98499)                                                    [12]

F     1270  Baker, Jerre - same as above
      1209  Cheritt, Tom - same as above
**    2605  Danner, Steve - same as above - (arrives 10/1/98)
      1996  Earl, Jim - same as above
      1522  Ochs, Dave - same as above
      2105  Sands, Jim - same as above
**    2612  Smith, Dave - same as above
      2189  Wall, Rich - same as above

            Bangor NSB/Puget Sound NS WA - 1-360-692-0277,
            Fax 1-360-692-1387 - (100491 Kitsap Mall Blvd NW, Suite 106,
SVD         SILVERDALE WA 98383)

**    2613  Plyler, Conrad - same as above
B     2476  Studer, Dave - same as above
      1511  Testa, Ron - same as above

2116  CINCOTTA, MARK - 1-520-459-3591, Fax (M) 1-520-459-7714 - Fort
SV6     Huachuca AZ (333 West Wilcox Drive, Suite 201,
SVZ     SIERRA VISTA AZ 85635-4748)                                          [8]

      1545  Barnes, Barney - same as above
A     2409  Fesser, Dennis - same as above
**    2519  Mason, Ken - same as above
**    2630  Murphy, Andy - same as above - (arrives 9/1/98)
      1935  Smith, Mike - same as above
C     2457  Weinberg, Charles - same as above

            Yuma Proving Ground/MCAS Yuma AZ - 1-520-344-8000,
YUM         Fax 1-520-344-1213 - (2573 Arizona Avenue, Suite K, YUMA AZ 85364)

**    2634  Strickland, Jeff - same as above - (arrives 10/1/98)

1067  COTTO, RAFAEL - 1-509-456-5655, Fax 1-509-456-5688 - Fairchild AFB
SK6     WA/Malmstrom AFB MT (1717 S Rustle, Suite 210,
SPK     SPOKANE WA 99224)                                                    [4]

**    2553  Estrella, Ed - Fairchild AFB WA
      2074  Satterthwaite, John - Fairchild AFB WA

            Malmstrom AFB MT - 1-406-727-2994/5, Fax (M) 1-406-727-2996
GTF         (4241 2nd Avenue North, GREAT FALLS MT 59405)

      1254  Smith, Dwight - same as above

1292  DUNN, PAUL - 1-602-842-4940, Fax 1-602-842-0091 - Luke AFB/NAF El
GY6     Centro CA/Yuma Proving Ground/MCAS Yuma AZ/Davis Monthan AFB
GLD     AZ (5800 West Glenn Drive, Suite 140, GLENDALE AZ 85301)             [9]

      0878  DeLossa, Al - Luke AFB AZ
**    2548  Grams, Larry - Luke AFB AZ
      2090  Perona, Andy - Luke AFB AZ
D     2401  Sylvester, Steve - Luke AFB AZ
**    2549  Williamson, Von - Luke AFB AZ

            Davis-Monthan AFB AZ - 1-520-886-4068, Fax 1-520-290-6504
TUS         -(1331 North Wilmont, Suite 222, TUSCON AZ 85712)

      1780  Leifeld, Kevin - same as above
      0580  McCoy, Jack - same as above
A     2426  Robertson, Tom - same as above

1380  ELLIS, GARY - 1-208-587-4645, Fax 1-208-587-9005 - Boise Air Terminal/
MH6     Mountain Home AFB/NNPTU Idaho Falls ID/Dugway Proving Ground/
        Fort Douglas/Hill AFB/Tooele Army Depot UT (425 North 2nd Street
MHH     East, MOUNTAIN HOME ID 83647)                                        [7]

C     2509  Cameron, Jeff - same as above
      1739  Jones, Gail - same as above

            NNPTU Idaho Falls ID/Dugway Proving Ground/Fort Douglas/Hill
            AFB/Defense Depot Ogden/Tooele Army Depot UT - 1-801-774-5601,
            Fax 1-801-774-5683 - (1598 North 400th West, Suite D,
OGD         LAYTON UT 84041)

      2117  Barton, John - same as above
      1192  Hagler, Ron - same as above
      2324  Malherek, Pat - same as above
#**   2659  Odekirk, Byran - same as above - (arrives 1/1/00)

1834  GAGLIARDI, FRANK - 1-702-644-6720, Fax 1-702-644-1686 - Nellis AFB/
LV6     NAS Fallon NV (4375 Las Vegas Blvd North, Suite 20-A,
LVG     LAS VEGAS NV 89115)                                                  [4]

**    2633  Fielding, Mike - Nellis AFB NV - (arrives 10/1/99)
      2087  Hollis, Kevin - Nellis AFB NV

            NAS Fallon NV - 1-702-423-7233, Fax 1-702-423-6549 -
FLN         (40 East Center Street, Suite 14, FALLON NV 89406)

      2042  Brockman, Perry - same as above

1123  HAYDEN, ROSS - 1-907-479-3000, Fax 1-907-474-8828 - Eielson AFB/
FB6     Elmendorf/Fort Richardson/Fort Greely/Fort Wainwright/Kodiak CG
        Support Center AK/Juneau CG/Sitka CG/Ketchikan CG/Clear AS -
FAI     (1300 Washington Drive, Suite 200, FAIRBANKS AK 99709)               [7]

* 2498 Adkins, Carolyn - Eielson AFB/Fort Greely/Fort Wainwright AK 2000 Coulter, Walt - Eielson AFB/Fort Greely/Fort Wainwright AK

            Elmendorf AFB/Fort Richardson/Kodiak CG Support Center AK -
            1-907-272-8772, Fax 1-907-272-5259 - (301 West Northern Lights
ANC         Blvd, Suite 408, ANCHORAGE AK 99503)

      1595  Lookingland, Bill - Kodiak CG
*     2503  Peterson, Pete - Elmendorf AFB/Fort Richardson
      1633  Smith, Glenn - Elmendorf AFB/Fort Richardson

            Eielson AFB/Juneau CG/Sitka CG/Ketchikan CG/Clear AS/Fort
            Wainwright AK - 1-907-488-4800, Fax 1-907-488-1316 -
NPL         (201-A Santa Claus Lane, NORTH POLE AK 99705)

      2215  Pulsifer, Ray - same as above

             I - Inactive Agent                F - Field Client Representative            A - 98-A Class        *  - Next Class
             M - Designated to New RA/DA       (M) - Manual Fax                           B - 98-B Class        ** - Future Class
             R - Retire(d)                     # - Addition since last roster             C - 98-C Class
             S - Senior Status                 Underscore - Change since last roster      D - 98-D Class
             T - Terminate(d)                  ----------                                 E - 98-E Class
DISTRIBUTION                    Alpha/numeric characters under RA/DA agent number are the Region/District code                CR 1
D, HO Special                      Alpha characters to the left of each office address are the office code

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                        CONTINENTAL REGION (CONTINUED)
--------------------------------------------------------------------------------

2101  HUFF, RON - 1-719-380-7422, Fax 1-719-380-7560 - Air Force Academy/
CS6     Cheyenne Mountain AFS/Falcon AFB/Fort Carson Peterson AFB CO
        (2130 South Academy Boulevard, Suite 200,
CSS     COLORADO SPRINGS CO 80916)                                          [6]
                                                                             -

**    2575  Carey, Jeff - same as above
**    2510  Clarke, Bob - same as above
#**   2670  Duncan, Jeff - same as above - (arrives 10/1/98)
      2167  Leap, Rich - same as above
C     2516  Lohmeyer, Hal - same as above

1599  JOHN, ELISE - 1-303-695-1199, Fax 1-303-695-0646 - Buckley ANGB/
AC6     Fitzsimons Army Garrison/DFAS Denver, ARPC/Warren AFB
AUR     WY (10730 East Bethany Drive, Suite 300, AURORA CO 80014)            [6]

F     0510  Obrey, Stan - same as above
      1820  Scott, Dennis - same as above

            Warren AFB WY - 1-307-635-6292, Fax 1-307-634-9970 - (USPA&IRA
CHY         of Wyoming, 2206 Del Range Blvd, Suite G, CHEYENNE WY 82009)

      1202  Bertagnolli, Joe - same as above
**    2607  Rose-Schmidt, Gina - same as above (arrives 12/1/98)
      1549  Tyler, Chuck - same as above

1786  ROBERTS, DICK - 1-253-472-5756, Fax 1-253-472-5614 -
TC6     Tacoma area (6240 Tacoma Mall Boulevard, Suite 101,
TAC     TACOMA WA 98409)                                                     [4]

**    2640  Antonio, Paul - same as above - (arrives 1/1/99)
      2582  Floyd, Hunter - same as above
      2230  Lawrence, Andrew - same as above
      2415  Lewis Jr, Al - same as above

0252  ROWE, DENNIS - 1-505-294-0242, Fax 1-505-294-0203 - Cannon AFB/
AQ6     Holloman AFB/Kirtland AFB/White Sands Missle Range NM
ABQ     (USPA&IRA, 1020 Eubank Blvd NE, ALBUQUERQUE NM 87112)                [9]

      2284  Cosgrove, Mike - Kirtland AFB NM
      2093  Knox, Bob - Kirtland AFB NM
F     1995  Rausch, Bob - Kirtland AFB NM
-
**    2558  Runyan, Damon - Kirtland AFB NM

            Holloman AFB/White Sands Missle Range NM - 1-505-437-8979/
            0257, Fax (M) 1-505-437-2512 - (500 East Tenth Street, Suite 2,
ALM         ALAMOGURDO NM 88310)

      2157  Jackson, Steven - same as above
      1857  Morrison, Mac - same as above

            Cannon AFB NM - 1-505-762-2335, Fax (M) 1-505-762-2335 -
CLV         (201 Commerce Way, Suite 201-B, CLOVIS NM 88101)

**    2611  Albert, Tom - same as above - (arrives 9/1/98)
      1776  Mathers, Frank - same as above

0706  STROPP, BILL - 1-719-599-8861, Fax 1-719-599-3340 - Air Force Academy/
CG6     Cheyenne Mountain AFS/Falcon AFB/Fort Carson/Peterson AFB CO
COS     (6025 Erin Park Drive, Suite A, COLORADO SPRINGS CO 80918)           [8]

      1809  Batey, Alan - same as above
      1946  Burns, Dave - same as above
      2115  Crow, Alan - same as above
B     2452  Gould, Jill - same as above
F     0870  Harvell, Ken - same as above
A     2389  Morrow, Steve - same as above
A     2430  Murray, John - same as above

0891  WALL, DAN - 1-360-679-1364, Fax 1-360-679-2511 - Everett NS/13th CG
WA6     District/CGAS Port Angeles/NAS Whidbey Island/CGG Seattle/Marine
        Supply Office Seattle/Navel Engineering Support Unit Seattle (785 SE
OHW     Bayshore Drive, Suite 201, PO Box 1197, OAK HARBOR WA 98277)         [7]

      2373  Coeuille, John - same as above
      1774  Daybell, Mark - same as above
C     2499  Gama, Rena - same as above
      2100  Mueller, Pete - same as above

            13th CG District/CGAS Port Angeles/CGG Seattle/Marine Supply
            Office Seattle/Naval Engineering Support Unit Seattle -
            1-425-637-1050, Fax 1-425-637-1055 - (1603 116th Avenue NE,
STL         Suite 110, BELLEVUE WA 98004)

      1744  Patterson, Paul - same as above

            Everett NS - 1-425-339-8869, Fax 1-425-339-8527 - (1316 Wall
MCK         Street, Suite 2A, EVERETT WA 98201-5024)

C     0940  Howson, Dick - same as above


CR 2

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                             EUROPEAN REGION (43)
                      Germany, Italy and United Kingdom
--------------------------------------------------------------------------------

0879  SWETE, BOB - REGIONAL AGENT - 01149-6172-488170,
HQ8     Fax 01149-6172-488171 (Auf der Shanze 37, 61352
HGG     BAD HOMBURG, GERMANY)                                                [2]

      1384  Hansen, David -Seminar Speaker - Fax 01149-6374-4839

1620  LEOPOLD, PHILIP - 01149-6783-7051, Fax 01149-6783-1277 - Baumholder
BB8     area/Bitburg/Spangdahlem/Brussels/Casteau/Chievres AB/Belgium/NAS
        England/Suffolk England/Alconbury RAF/Croughton RAF/Edzell/Fairford RAF/Feltwell RAF/Lakenheath RAF/ London/Mildenhall RAF
        Molesworth RAF/St Mawgan JMCC/Uxbridge RAF/West Ruislip RAF/
        Menwith Hill RAF/Brussels City/Flyingdales RAF
BHR     (Aulenbacher Str 4, 55774 BAUMHOLDER, GERMANY)                       [7]
                                                                              -

A     2455  Lawrence, Deborah - same as above
      1356  Strange, Benny - same as above

            Bitburg/Spangdahlem AB area/Bitburg - 01149-656-53112,
BBG         Fax 01149-656-53257 (Gondorfer Str 4, 54647 DUDELDORF, GERMANY)

**    2645  Cieslewicz, Joe - same as above - (arrives 11/1/98)

            Suffolk/England/Alconbury RAF/Croughton RAF/Edzell Scotland/
            Fairford RAF/Feltwell RAF/Flyingdales RAF/Lakenheath RAF/
            London/Mildenhall RAF/Molesworth RAF/St Mawgan JMCC/
            Uxbridge RAF/West Ruislip RAF/Menwith Hill RAF -
            011441-638-717700, Fax 01144-1638-510242 - (20-B Market Place,
BSE         Mildenhall, Bury St Edmunds, SUFFOLK, ENGLAND, IP28 7EF)

F     1117  Craig, Ed - same as above
      2337  Offutt, Fred - same as above
T/D   2255  Sauer, Butch - same as above - 7/6/98
-                                          ------
      2045  Sourwine, Doug - same as above

1784  MARCUM, DON - 01149-631-52031, Fax 01149-631-57601 - Daener
KS8 Kaserne/Kapaun AS /Kaiserslautern/Landstuhl/Lautzenhausen/ Miesau/Pirmasens/Ramstein/Sembach, Germany
KST     (Liebig Str 1, 67661 KAISERSLAUTERN, GERMANY)                        [8]

C     2570  Foley, Karen - Kaiserslautern/Ramstein
      2172  Gunderson, Eric - Kaiserslautern/Ramstein
      1938  McKibbin, Bill - Kaiserslautern/Ramstein
A     2429  Newman, Gary - Kaiserslautern/Ramstein
      2154  Smith, Bob - Kaiserslautern/Ramstein
B     2465  Timko, Dave - Kaiserslautern/Ramstein
      2259  Timko, Keala - Kaiserslautern/Ramstein

1736  ROSS, BILL - 01149-6221-37020, Fax 01149-6221-370288 - Heidelberg/
HB8     Mannheim/Stuttgart/Augsberg/Bad Aibling/Berchtesgaden/Garmisch/
        Oberammergau/Worms/Sandhofen/Schwetzingen/Seckenheim/
        Germershein/Kaefertal/Mohringen/Vaihingen/Boblingen
HBG     (Im Bosseldom 24, 69126 HEIDELBERG, GERMANY)                         [7]

**    2440  Bailey, Steve - Heidelberg
B     2443  Balzer, Sheri - Heidelberg
      2329  Canaday, Brent - Heidelberg
      2195  Hickey, Sue - Heidelberg

            Stuttgart area/Mohringen/Vaihingen/Augsburg/Boblingen/Bad Aibling/
            Berchtesgaden/Garmish/Oberammergau - 01149-711-745-9311, Fax
            01149-711-745-9313 - (USPA&IRA, Osterbronn Str 4, Postfach 800341,
STG         70565 STUTTGART, GERMANY)

      1920  Bell, Mark - same as above
      1993  Bell, Wanda - same as above

2203  SEBENOLER, MATT - 01149-6181-925262, Fax 01149-6181-925272 -
EB8 Babenhausen/Bad Godesberg (Bonn)/Bad Hersfeld/Bad Kreuznach/ Bremerhaven/Brunsum/Buedingen/Butzbach/Darmstadt/Dexheim/
        Frankfurt/Friedburg/Geilenkirchen/Giebelstadt/Giessen/Hague/Hanau/
        Kirchgoens/Kitzingen/Klein Borgel (Maastricht)/Mainz/Netherlands/
        Rhein Main AB/Rhinedahlen/Roedelheim/Rotterdam/Schweinfurtt/Volkel/
HAN     Wiesbaden/Wurzburg (Numberger Str 17, 63450 HANAU, GERMANY)          [8]

**    2562  Drezinski, Ray - Hanau
      2381  Powell, Terry - Hanau

            Schweinfurt - 01149-9721-45142, Fax (M) 01149-9721-45142 -
SFT         (Benno- Merkle Str 2, 97424 SCHWEINFURT, GERMANY)

            SEND ALL INQUIRIES FOR THE SCHWEINFURT AREA TO ED PATISAUL IN THE WURZBURG OFFICE. THE OFFICE WILL BE MANNED A COUPLE OF DAYS EACH WEEK FOR APPOINTMENTS.

            Bad Kreuznach/Brunsum/Dexheim/Geilenkirchen/Hague/Kleine
            Borgel (Maastricht)/Mainz/Netherlands/Rotterdam/Volkel/Wiesbaden -
            01149-611-702831, Fax 01149-611-702654 - (Abraham Lincoln Str 2,
WBN         65189 WIESBADEN, GERMANY)

      2253  Castle, Jon - same as above
**    2666  Elenz, Nancy - same as above
*     2643  Kirstein, John - same as above
      ----  -------------------------------

            Giebelstadt/Kitzingen/Wurzburg - 01149-931-74012,
WBG         Fax 01149-931-86625 - (Kant Str 18, 97074 WURZBURG, GERMANY)

      1157  Beaty, Keith -same as above
      1752  Patisaul, Ed - same as above

1252  SCIANCALEPORE, JOHN - 01149-951-93552-0, Fax 01149-951-93552-20 -
VS8     Ansbach/Bamberg/Berlin/Furth/Grafenwohr/Hohenfels/Illesham/
        Katterbach/Numberg/Vilseck-Sorghof/Zimdorf
VLK     (Kirschacker Str 25, 96052 BAMBERG, GERMANY)                         [5]

      2206  Craddock, Bill - same as above

            Ansbach/Katterbach/Illesham - 01149-09820-912535,
            Fax 01149-09820-912537 - (Baumgartenweg 14,
ANS         91611 LEHRBERG, GERMANY)

**    2586  Locke, Michael - same as above

            Vilseck-Sorghof/Zirndorf/Ansbach/Grafenwohr/flesheim -
            01149-966-2335, Fax 01149-966-2316 - (Balmhof Str 20,
SOR         92249 VILSECK-SORGHOF, GERMANY)

C     2524  Edwards, Dave - same as above
#**   2667  Meeks, Chip - same as above

1990  WORRELL, HOMER - 01139-04345-65488, Fax 01139-04345-65274 - Aviano
AV8 AB/Gaeta/Ghedi AB/Livomo Camp Darby/Naples/Rome/San Vito/La Maddalena/Sardinia/Sigonella Sicily/Verona/Vicenza
AVN     (Via Bellini 10, 33070 VIGONOVO (PN), ITALY)                         [7]

      2388  McGilvray, Roy - same as above
      1951  Werner, Marc - same as above

            Naples, Italy - 01139-081230-3060, Fax 01139-081570-6176 -
NPS         (USPA&IRA, MBE 221, Via A D'Isernia, 30, 80122 NAPLES, ITALY)

C     2514  Clinkscales, Elizabeth - same as above
**    2655  Clinkscales, Ron - same as above - (arrives 9/1/98)
*     2495  Finley, Jeff - same as above

            Ghedi AB/Verona/Vicenza - 011-390-444-514478,
            Fax 011-390-444-514991 - (Corso Padova 145, 36100
VCZ         VICENZA (VI), ITALY)

A     2445  Colombana, Roger - same as above


--------------------------------------------------------------------------------
                 SEE [LOGO] USPA&IRA FIELD OFFICES FOR APO/FPO
                       NUMBERS SERVICED BY EACH OFFICE.
--------------------------------------------------------------------------------

             I - Inactive Agent                F - Field Client Representative            A - 98-A Class        *  - Next Class
             M - Designated to New RA/DA       (M) - Manual Fax                           B - 98-B Class        ** - Future Class
             R - Retire(d)                     # - Addition since last roster             C - 98-C Class
             S - Senior Status                 Underscore - Change since last roster      D - 98-D Class
                                               ----------
             T - Terminate(d)                                                             E - 98-E Class
                                Alpha/numeric characters under RA/DA agent number are the Region/District code                EU 1
                                   Alpha characters to the left of each office address are the office code

--------------------------------------------------------------------------------
                          MID-ATLANTIC REGION (131)
                                               ---
                  DC, EASTERN NC, NORTH MADISONVILLE TN, VA
--------------------------------------------------------------------------------

0863  PETERSEN, JIM - REGIONAL AGENT - 1-757-499-6500 and
HQ2     1-757-497-6187/8225/9204, Fax 1-757-497-9340
VBC     (4605 Pembroke Lake Circle, Suite 200, VIRGINIA BEACH VA 23455)      [3]

        0749  Russell, Stan - Assistant Regional Agent
        0481  Wheeler, Mike - Assistant Regional Agent

1868  BLOMEKE, HUGH - 1-757-548-9972, Fax 1-757-549-4406 - AFSC/
CK2    CINCLANTFL/FCTC Dam Neck/Fort Story/NAB Little Creek/NAS
       Norfolk/CG Support Ctr Elizabeth City NC (1214 Progressive Drive,
CPK    Suite 200, CHESAPEAKE VA 23320)                                       [8]
                                                                              -


      2254  Cureton, Jacques - same as above
**    2618  Davis, Scott - same as above - (arrives 10/1/98)
#**   2668  Drees, Ken - same as above - (arrives 10/1/98)
#**   2673  Keaton, Shane - same as above - (arrives 6/1/99)
A     2478  Martin, Frank - same as above
**    2622  Paul, John - same as above - (arrives 10/1/98)
T**   2502  Terneus, Tom - same as above - 7/1/98
-                                          ------
B     2469  Vause, Steven - same as above

1373  BOLLING, TERRY - 1-757-499-8772, Fax 1-757-499-2358 - AFSC/
VB2     CINCLANTFLT/FCTC Dam Neck/Fort Story/NAB Little Creek/NAS
        Norfolk/NAS Oceana/NAV Reg Med Center/NOB/Norfolk Naval
        Shipyard VA/ (Tidewater District, 161 Business Park Drive,
VBV     VIRGINIA BEACH VA 23462)                                            [12]

      2032  Benish, Pat - Tidewater area
      0625  Bobst, Larry - Tidewater area
      1578  Cermak, John - Tidewater area
      2386  Clarke, Russell - Tidewater area
A     2428  Cochran, Lee - Tidewater area
      2307  Garrette, Charles - Tidewater area
      1669  Genualdi, Fred - Tidewater area
F     1726  Himmelwright, Heber - Tidewater area
A     2431  Longworth Sr, Mike - Tidewater
      2107  Ritchey, Steve - Tidewater area
      2298  Tate, Russ - Tidewater area

2156  CONSAUL, PARKER - 1-757-873-0993, Fax 1-757-873-6765 - Fort Eustis/Fort
NS2     Monroe/Langley AFB/NWS Yorktown VA (11790 Jefferson Avenue,
NNV     Suite 208, NEWPORT NEWS VA 23606)                                   [11]

      2342  Addison, Tom - same as above
**    2654  Brewster, Charlie - same as above - (arrives 10/1/98)
**    2585  Brillant, Mark - same as above
** 2581 Carmichael, Charlie - same as above - (arrives 9/1/98) 1676 Dorenbush, Ron - same as above
**    2535  Dunham, Jeff - same as above
      1980  Heely, Bill - same as above
D     2400  Moncure, Mark - same as above
**    2600  Slaughter, Jerry - same as above - (arrives 11/1/98)
      2046  Welch, Bob - same as above

1788  DAVIDSON, DON - 1-804-520-4045, Fax 1-804-526-6012 -
CH2     Fort Lee/JAG School/ROTC Detachment/University of VA/USMC
CHV     Quantico VA - (207 Temple Avenue, COLONIAL HEIGHTS VA 23834)         [8]

      1875  Edmiston, Bruce - same as above
**    2628  Hackleman, Jay - Fort Lee - (arrives 9/1/98)
      2063  Metzinger, Gary - Fort Lee/University of VA/ROTC Detachment VA
**    2567  Stuhlmiller, Al - Fort Lee

            Northwest NC and non-active duty in Fayetteville NC area -
            1-910-426-2955, Fax 1-910-426-0130 - (301-F Keisler Drive,
RGH         CARY NC 27511)

            (SEND ALL MAIL TO 501 EXECUTIVE PLACE, FAYETTEVILLE, NC 28305)
F     1568  Hollis, Karen - same as above

            JAG School/ROTC Detachment VA/University of VA -
            1-804-984-3600, Fax 1-804-984-3601 - (One Morton Drive,
CVL         Suite 407, CHARLOTTESVILLE VA 22903)

      1520  Batten, Rick - same as above

            Knoxville TN area- 1-423-420-0090, Fax 1-423-420-0095 -
KXV         (PO Box 160, 3013 Highway 411, NORTH MADISONVILLE TN 37354)

F     1063  Scruggs, J.T. - same as above

0472  DEAN, BILL - 1-703-658-2943, Fax 1-703-658-3930 - Henderson Hall/Fort
AX2     Meyer/Navy Annex, Marine Barracks 8th & I, HQS USCG
ALX     (5285 Shawnee Road, Suite 305, ALEXANDRIA VA 22312-2328)            [12]

**    2636  Baumanis, Aivars - same as above - (arrives 9/1/98)
      1691  Booth, Clint - same as above
D     2399  Driscoll, Sharon - same as above
      1430  Fellenz, Mike - same as above
      1999  Flanigan, Bill - same as above
**    2615  MacKinnon, Glenn - same as above - (arrives 10/1/98)
      2133  Martin, Tina - same as above
      1498  Phaneuf, Joe - same as above
      2021  Schless, Jim - same as above
F     2197  Speakman, Glen - same as above
      1893  Weaver, Alan - same as above

0648  HAYES, CLINT - 1-757-468-7711, Fax 1-757-468-0939 - AFSC/
VV2     CINCLANTFL/FCTC Dam Neck/Fort Story/NAB Little Creek/NAS
        Norfolk/NAS Oceana/NAV Reg Med Ctr/NOB/Norfolk Naval Shipyard
        VA/CG Support Ctr Elizabeth City NC (Windwood Centre, 780 Lynnhaven
VBL     Parkway, Suite 100, VIRGINIA BEACH VA 23452)                        [13]

**    2533  Alexander, Ron - same as above - (arrives 10/1/98)
      1093  Amelon, Rick - same as above
E     2394  Boyer, Sean - same as above
      2289  Brown, Gary - same as above
C     2492  Hamilton, Lawrence - same as above
      1932  Kilb, Roger - same as above
A     2397  Miller, Ed - same as above
      1850  Ponton, Bob - same as above
      2393  Stevens, Craig - same as above
      1802  Taylor, Pete - same as above
      2334  Vance, Bill - same as above
      1205  Woodhouse, Bill - same as above

1348  HAYGOOD, LARRY- 1-910-323-3226, Fax 1-910-323-4195 - Fort Bragg/Pope
FH2     AFB NC (501 Executive Place, FAYETTEVILLE NC 28305)                 [11]
                                                                             --
FAY
C     2595  Antoine, Nicole - same as above
A     2480  Canestra, Claudia - same as above
A     2281  Edmondson, Robert - same as above
#**   2260  Ferrier, Don - same as above
**    2625  Harris, Joe - same as above - (arrives 9/1/98)
      1077  Hollis, Glenn - same as above
      2147  Matter, Laura - same as above
C     2560  McCarthy, Dennis - same as above
      2007  Shalon, Bruce - same as above
      2374  Vogus, Ron - same as above

1048  KONE, RALEIGH - 1-703-352-7970, Fax 1-703-352-0674 - Fort McNair VA/
FA2     Washington Navy Yard (3975 University Drive, Suite 110,
FFX     FAIRFAX VA 22030)                                                   [12]

**    2559  Bierwirth, J.B. - same as above
      2186  Cunningham, Paul - same as above
#**   2665  Fagan, Dave - same as above
F     0691  Henry, Jim - same as above
      2547  Monnett, Mike - same as above
      2068  Muniz, Luis - same as above
      2085  Robeson, Bill - same as above
C     2536  Springer, Gerry - same as above
      2149  Thomas, Mike - same as above
      2236  Toweson, Eric - same as above
F     1943  Wax, Rich - same as above

             I - Inactive Agent                F - Field Client Representative            A - 98-A Class        *  - Next Class
             M - Designated to New RA/DA       (M) - Manual Fax                           B - 98-B Class        ** - Future Class
             R - Retire(d)                     # - Addition since last roster             C - 98-C Class
             S - Senior Status                 Underscore - Change since last roster      D - 98-D Class
             T - Terminate(d)                  ----------                                 E - 98-E Class
                              Alpha/numeric characters under RA/DA agent number are the Region/District code                MA 1
                                   Alpha characters to the left of each office address are the office code

--------------------------------------------------------------------------------
                       MID-ATLANTIC REGION (Continued)
--------------------------------------------------------------------------------

1470  LUCAS, AL - 1-540-659-7060, Fax 1-540-659-0447 - Dahlgren Naval Surface
SF2     Warfare Center/Fort AP Hill/USMC Quantico VA (385 Garrisonville
STF     Road, Suite 120, STAFFORD VA 22554)                                  [7]

      1890  Barrett, Bill - same as above
**    2651  Hames, Larry - same as above - (arrives 9/1/98)
      2233  McLyman, Ted - same as above
      1987  Raich, Bruce - same as above

            Quantico Marine Corp Base - 1-703-630-1754, Fax 1-703-630-0678 -
QTC         (311 Potomac Avenue, QUANTICO VA 22134)

      2362  Brannon, Dan - same as above
A     2500  Reeves, Mel - same as above

1298  MONOSKI, STEVE - 1-703-921-0500, Fax (M) 1-703-921-9575 - Fort Belvoir
SP2     (6564 Loisdale Court, Suite 205, SPRINGFIELD VA 22150)              [12]
                                                                             --
SPF
      1748  Bradley, Ed - same as above
      2251  Dubia, Lauri - same as above
      1757  Levy, Lew - same as above
      1419  McConnell, Mike - same as above
B     2453  Pagan, John - same as above

            Fort Belvoir - 1-703-897-8787, Fax - 1-703-897-0701
WDB         (13649 Office Place, Suite 202, WOODBRIDGE, VA 22192)

      2260  Boschma, Ruth - same as above
**    2574  Castello, Greg - same as above
A     2450  Cousins Jr, Skip - same as above
      2360  Cultice, Bill - same as above
F     1541  Gilbert, Mike - same as above
#**   2664  Hill, Bob - same as above - (arrives 7/1/99)

1429  REIN, RICK - 1-757-873-3622, Fax 1-757-873-3815 - Fort Eustis/Fort
NM2     Monroe/Langley AFB/NWS Yorktown VA/Yorktown Coast Guard Reserve
        Training Center, RTC (11832 Rock Landing Drive, Suite 102,
NNW     NEWPORT NEWS VA 23606-4231)                                         [10]

      1919  Cantwell, Tom - same as above
**    2556  Hultman, John - same as above
      2246  Kayanan, Leslie - same as above
      1097  Kwist, Garry - same as above
      2380  Ligman, Pete - same as above
      2104  Trant, Woody - same as above
**    2638  Whitehead, Frank - same as above - (arrives 9/1/98)
      1983  Williams, Wayne - same as above

            Tidewater Region - 1-757-890-2069, Fax 1-757-890-3131
NNR         (103 Clarden Court, YORKTOWN VA 23692)

            (SEND ALL MAIL TO 11832 ROCK LANDING DRIVE, SUITE 102, NEWPORT NEWS
            VA 23606-4231)
F/S   1050  Spinks, Pat - same as above

0947  TREAT, TERRY - 1-703-968-2622, Fax 1-703-968-3667 -
CT2     OSIA/NRO/Vint Hill Farms (5900 Centreville Road, Suite 310,
CTV     CENTREVILLE VA 20121-2443)                                           [5]

E     2403  Butler, Dempsey - same as above
      2331  Feeley, Sunny - same as above
**    2619  Garcia, Rudi - same as above
      1486  Hubbard, Scott - same as above

1847  WILLIAMSON, ESAU - 1-910-860-7900, Fax 1-910-860-2233 -
FW2     Fort Bragg/Pope AFB NC (235 Westlake Road, Suite 201,
FTV     FAYETTEVILLE NC 28314)                                               [7]

B     2344  Duncan, Jeff - same as above
**    2632  Kennedy, Gerald - same as above - (arrives 9/1/98)
D     2424  Velez, Candy - same as above

            Fort Bragg/Pope AFB NC - 1-910-678-0707, Fax 1-910-323-0328 -
FYV         (501-B Executive Place, FAYETTEVILLE NC 28305)

      1543  Krahl, Ken - same as above
      2276  McClellon, Johnie - same as above
C     2563  West, Angela - same as above


MA 2

--------------------------------------------------------------------------------
                          NORTH ATLANTIC REGION (74)
       CT, DC, DE, IN, KY, MA, ME, MD, NH, NJ, NY, OH, PA, RI, VT, WV
--------------------------------------------------------------------------------

0443  HULL, SCOTT - REGIONAL AGENT - 1-301-317-8380 - Fax 1-301-317-4098
HQ1     (9175 Guilford Road, Suite 200, COLUMBIA MD 21046)                   [2]
BTM
      0701  Mike Hale - Assistant Regional Agent

1425  ANDERSON, JOHN - 1-609-893-7787, Fax 1-609-893-1924 - Cape May/Earle
BM1 Ammo Depot/Fort Dix/Fort Monmouth/McGuire AFB/NAS Lakehurst NJ/ Philadelphia area PA (First Union Bank Building, Lakehurst and
BML     Clubhouse Road, PO Box 738, BROWNS MILLS NJ 08015)                   [7]

      1422  Ferguson, Gary - Office Manager
      0839  Graves, Warren - Cape May/Fort Dix/McGuire AFB/
             NAS Lakehurst NJ
      1367  Lovell, Jeff- Fort Dix/McGuire AFB/NAS Lakehurst NJ
C     2477  Popielis, Ken - same as above

            Philadelphia area PA - 1-609-429-3773, Fax 1-609-795-0713 -
CHL         (14 Barclay Pavilion East, CHERRY HILL NJ 08034)

F     1278  Conner, Jim - same as above

            Earle Ammo Depot/Picatinny Arsenal/Fort Monmouth NJ -
            1-732-544-1192, Fax 1-732-544-0069 - (1 Main Street, Suite 504,
ETN         EATONTOWN NJ 07724)

      1299  Parrington, Rich - same as above

1865  BLANTON, LINDSAY - 1-301-984-3313, Fax 1-301-770-5207 - Fort Detrick/
CLI Fort Ritchie MD/NNMC Bethesda/Naval Reservatorie/Walter Reed AMC DC/Carlisle PA area (11900 Parklawn Drive, Suite 210,
RKM     ROCKVILLE MD 20852)                                                  [9]

      2088  Cappello, Jim - NNMC Bethesda/Walter Reed AMC DC
A     2461  Eaton, Anna - NNMC Bethesda/Walter Reed AMC DC
      2317  McBrayer, John - NNMC Bethesda/Walter Reed AMC DC
**    2614  Narel, Micah - NNMC Bethesda/Walter Reed AMC DC
      2064 Richardson, Carl - NNMC Bethesda/Walter Reed AMC DC 2066 Timberlake, Marion - NNMC Bethesda/Walter Reed AMC DC

            Carlisle Barracks/Carlisle PA area - 1-717-249-6688, Fax
CAR         1-717-249-3006 - (21 State Avenue, Suite 101, CARLISLE PA 17013)
      1204  Winters, Blake - same as above

            Fort Detrick/Fort Ritchie MD - 1-301-694-8219,
            Fax 1-301-694-8633 - (178 Thomas Johnson Drive,
FRD         Suite 203-L, FREDERICK MD 21702)

A     2463  Blanton, Dalise - same as above

0831  BOE, JOHN - 1-937-429-4490, Fax 1-937-429-0781 - Wright-Patterson AFB
BC1     OH (The Ashford Center, Suite 350, 4141 Colonel Glenn Highway,
FAO     BEAVERCREEK OH 45431)                                               [11]
                                                                             --

**    2543  Ash, Steve - same as above
#**   2672  Birdwell, Terry - same as above - (arrives 1/1/99)
      1645  Carroll, Gary - same as above
**    2546  Childress, Terry - same as above
      2295  Gallas, Randy - same as above
      1926  Graw, Paul - same as above
**    2571  Lower, Dallas - same as above
**    2597  Ramirez, Vinnie - same as above
D     2402  Vahle, Bill - same as above
      1635  Williams, Dick - same as above

1771  HAINES, ROBERT - 1-301-899-9171, Fax 1-301-423-8028 - Andrews AFB/
CS1 Bolling AFB DC/Indian Head Naval Ordnance Station/Dover AFB DE/8th & I Marine Barracks/Washington Navy Yard/Anacostia Navy Annex/Naval District Washington/Naval Research Labs/ US Coast Guard Headquarters/ National Maritime Intelligence Center/Cheltnham Naval Communication Station/DC Armory/Naval Air Test Center (5801 Allentown Road, Suite
CMP     410, CAMP SPRINGS MD 20746)                                          [7]

C     2504  Baur, Kirk - same as above
*     2372  Burnett, Larry - same as above
      2352  Lindsay, Paul - same as above

            Dover AFB DE - 1-302-698-0472, Fax 1-302-698-0530
DOV         (1991 South State, Suite D, DOVER DE 19901)

      3302  Waller, Earl - same as above

            Naval Air Test Center/NAS Patuxent River MD - 1-301-862-4900,
            Fax 1-301-863-5781 - (21615 South Essex Drive, Suite 52,
LEX         PO Box 940, LEXINGTON PARK MD 20653)

S     0807  Beck, Don - same as above
      2023  Beck, Doug - same as above

1078  HARMAN, BOB - 1-502-351-6038, Fax 1-502-351-6078 - Fort Knox KY
RC1     (1615 West Lincoln Trail Blvd, RADCLIFF KY 40160)                    [7]
RCF
**    2616  Berry, Harry - same as above
      2256  Cornelius, Carl - same as above
**    2650  Hildebrandt, Fred - same as above - (arrives 8/15/98)
      1931  Kilmer, Bob - same as above
**    2642  Miller, Rich - same as above
      1773  Parker, Michael - same as above

1114  MCCALL, BOB - 1-401-846-9842, Fax 1-401-846-9889 - NETC Newport RI/
BW1     NSB New London CT/Fort Devens/Hanscom, AFB MA/NAS Brunswick
        ME/NSY Portsmouth NH (Admiral's Gate Tower, 221 Third Street, Suite
NPT     300, NEWPORT RI 02840)                                              [10]

      1899  Nelson, Bill - NETC Newport RI
E     2418  Robbins, Marty - NETC Newport RI

            NAS Brunswick ME/NSY Portsmouth NH - 1-207-729-4410,
            Fax 1-207-729-0424 - (14 Maine Street, Suite 310,
BRU         BRUNSWICK ME 04011)

      0710  Wilcox, Rick - NAS Brunswick ME/NSY Portsmouth NH

            Fort Devens/Hanscom AFB MA - 1-978-371-0101,
            Fax 1-978-371-7182 - (Concord Professional Center, 747 Main Street,
CRD         Suite 123, CONCORD MA 01742)

**    2631  Jewart, Jim - same as above - (arrives 10/1/98)
F     0925  Marcinkowski, Moose - same as above
      1913  Putnam, Bill - same as above
**    0776  Turse, Cindy - same as above

            NSB New London CT - 1-860-464-0433, Fax 1-860-464-0180 - (1622
GLF         Highway 12, (USPA&IRA), PO Box 38, GALES FERRY CT 06335)

**    2579  Clay, Dave - same as above
      2039  Dyson, Eric - same as above


             I - Inactive Agent                F - Field Client Representative            A - 98-A Class        *  - Next Class
             M - Designated to New RA/DA       (M) - Manual Fax                           B - 98-B Class        ** - Future Class
             R - Retire(d)                     # - Addition since last roster             C - 98-C Class
             S - Senior Status                 Underscore - Change since last roster      D - 98-D Class
             T - Terminate(d)                  ----------                                 E - 98-E Class
                              Alpha/numeric characters under RA/DA agent number are the Region/District code                NA 1
                                   Alpha characters to the left of each office address are the office code

--------------------------------------------------------------------------------
                      NORTH ATLANTIC REGION (Continued)
--------------------------------------------------------------------------------

F0621 ORDONIO, FRANK - 1-937-429-4549, Fax 1-937-427-5750 - Indianapolis
BK1 Indiana area/Ohio (except active duty in Wright-Patterson AFB area)/ western Pennsylvania (The Ashford Center, Suite 242, 4141 Colonel
BVR     Glenn Highway, BEAVERCREEK OH 45431)                                 [6]
                                                                              -

F     1735  Drake, John - same as above
F     2132  Martin, Jack - same as above

            Lower pennisula (south of MacKinaw Bridge) - 1-517-336-8772,
            ------------------------------------------------------------
            Fax 1-517-336-3410 (4572 South Hagadorn Road, Suite 2-J.
            --------------------------------------------------------
ELN         EAST LANSING MI 48823)
            ----------------------

M/F   2321  Eberly, Don - same as above
---   ----  ---------------------------
            Northern Ohio and Pittsburgh area - 1-724-789-7080,
PGH         Fax 1-724-789-7315 - (1107 Blackberry Lane, EVANS CITY PA 16033)

F     1357  Stough, Lou - same as above

            Indiana (except Gary) - 1-317-570-9463, Fax 1-317-570-9465 -
INP         (7202 North Shadeland Avenue, Suite 212, INDIANAPOLIS IN 46250)

F     1887  Carlson, Scott - same as above

1667  PULLEN, HARVEY - 1-914-446-7755, Fax 1-914-446-7736 - Fort Drum/Fort
BR1     Hamilton/Fort Totten/NAVSTA Staten Island/USCG Governors Island NY/
HLF     West Point NY (291 Main Street, HIGHLAND FALLS NY 10928)             [8]

      2122  Foote, Dennis - West Point NY

            Fort Drum NY - 1-315-773-2144, Fax 1-315-773-5823 -
DRM         (30139 Route 3, PO Box 127, BLACK RIVER NY 13612-0127)

      1565  Liston, Sonny - Office Manager
      2201  Natali, Denise - Fort Drum NY
      1922  Schanely, Steve - Fort Drum NY
      2231  Simon, Bob - Fort Drum NY

            Fort Hamilton/Fort Totten/NAVSTA Staten Island/USCG Governors
            Island NY - 1-718-680-1404, Fax 1-718-680-0777 - (7101 Narrows
BRK         Avenue, BROOKLYN NY 11209)

*     2530  Frazier, Tom - same as above
D     2421  Messenger, Mike - same as above

1674  SURGENT, DAVE - 1-301-498-7900, Fax 1-301-498-6563,
AL1 DC Metro 1-202-470-1919, Baltimore 1-410-792-9419 - Aberdeen Proving Ground/Fort Meade MD/Naval Service Weapons Center/US Naval
        Academy MD (14502 Greenview Drive, #206,
LAU     LAUREL MD 20708-4217)                                                [7]
                                                                              -

      2370  Cramer Jr, Ed - Fort Meade MD
      2190  Houle, Bob - Fort Meade MD
      2027  Morgan, John - Fort Meade MD
S     1029  Scheg, Bud - Fort Meade MD

            Aberdeen Proving Ground MD - 1-410-272-0727,
            Fax 1-410-272-1736 - (219 West Bel Air Avenue, Suite 7, PO Box 669,
ABD         ABERDEEN MD 21001-0669)

      1923  Yohe, Rick - same as above

            US Naval Academy MD - 1-410-626-8890,
            Fax 1-410-626-8891 - (1511 Ritchie Highway, Suite 101-B,
USN         ARNOLD MD 21012-2741)

**    2566  Cowen, Craig - same as above
      ----  ----------------------------

NA 2

--------------------------------------------------------------------------------
                       NORTH CENTRAL REGION (91)
                                             --
       AR, IA, IL, KS, MI, MN, MO, COLUMBUS MS, NE, ND, OK, SD, IN, WI
--------------------------------------------------------------------------------

0352  GILES, RICH - REGIONAL AGENT - 1-913-768-8772, Fax 1-913-768-6643 -
HQ4     (519 North Mur-Len, OLATHE KS 66062)                                 [2]
KCM
      0880  Bob Gorman - Assistant Regional Agent

1404  BOWMAN, LONNIE - 1-785-537-0497, Fax 1-785-537-3649 - Fort Riley/
MH4     McConnell AFB KS (315 Houston Street, Suite L, PO Box 1085,
MHK     MANHATTAN KS 66502)                                                  [8]

**    2521  Leach, Jim - Fort Riley KS - (arrives 9/1/98)
      1902  Malik, Gene - Fort Riley KS
      1532  Markowski, Larry - Fort Riley KS
**    2588  Rayner, Rod - Fort Riley KS
      1892  Seemann, Dan - Fort Riley KS

            McConnell AFB KS - 1-316-686-4895, Fax 1-316-683-4690
WTA         (9415 East Harry Street, Suite 208, WICHITA KS 67207)

      1933  Landzettel, Bob - same as above
**    2648  Yenchesky, Roy - same as above

1294  HALLOCK, SCOTT - 1-573-336-4602, Fax (M) 1-573-336-3180
WW4     Fort Leonard Wood/Whiteman AFB MO - (372 Old Route 66,
WVL     ST ROBERT MO 65583)                                                  [7]

      1994  Bennett, Ray - Fort Leonard Wood MO
**    2473  Driver, Dennis - Fort Leonard Wood MO
**    2561  Hallock, Brenda - Fort Leonard Wood MO
      2144  Thompson Jr, Art - Fort Leonard Wood MO

            Whiteman AFB MO - 1-660-747-2199, Fax (M) 1-660-747-1901 -
                                                        --_
WNB         (123 East Gay Street, Suite A-7, WARRENSBURG MO 64093)

      2345  Anderson, Brad - Fort Leonard Wood MO
      1693  Hakes, Dave - same as above

1416  HARKEY, JIM - 1-501-758-8064, Fax 1-501-758-2030 -
LR4     Little Rock AFB AR (4704 West Commercial Drive, Suite C,
NLR     NORTH LITTLE ROCK AR 72116)                                          [5]

**    2653  Arnold, Barry - same as above - (arrives 2/1/99)
C     2377  Cantrell, Billy - same as above
      2308  Gamble, Gary - same as above
      0556  Hagins, Ben - same as above

1353  HEARD, DOLAN - 1-618-744-1175, Fax 1-618-744-1195 - Scott AFB IL/
BV4     Army Avia Sys Comm/Army Res Pers Admin Center MO
BLV     (703 Seibert Road, Suite 1, SCOTT AFB IL 62225)                      [8]

A     2468  Acker, Bill - Scott AFB IL
      2367  Dugger, Steve - Scott AFB IL
      1016  Hewitt, Scott - Scott AFB IL
**    2565  Miller, Marc - Scott AFB IL - (arrives 9/l/98)
A     2410  Saltamachia, Glenn - Scott AFB IL
      2217  Schuler, Doug - Scott AFB IL
**    2569  Taylor, Worth - Scott AFB IL

            Army Avia Sys Comm/Army Res Pers Admin Ctr MO -
            1-314-291-8777, Fax 1-314-291-8768 - (500 Northwest Plaza,
STC         Suite 912, SAINT ANN MO 63074)

            SCOTT HEWITT WILL BE IN THE OFFICE 2 OR 3 DAYS EACH WEEK FOR APPOINTMENTS. SEND ALL BUSINESS MAIL TO: 703 SEIBERT ROAD, SUITE 1, SCOTT AFB IL 6222.


1127  KARR, JIM - 1-913-651-6820, Fax 1-913-651-6888 -
LW4     Fort Leavenworth KS (424 Delaware Street, Suite C-2, PO Box 578,
LVN     LEAVENWORTH KS 66048)                                                [6]

F     0058  Becker, Ray - same as above
      0981  Bridger, Barry - same as above
      1536  Brown, Dave - same as above
      1826  Jorgensen, Bob - same as above
      2204  Whiteside, Doug - same as above

0866  ORR, FRED - 1-931-647-6516, Fax 1-931-647-3743 - Fort Campbell KY/
CV4     Columbus AFB MS/NAS Memphis TN (The Griffin Center, 209 Dover
CKV     Road, CLARKSVILLE TN 37042-4155)                                    [13]

      2213  Ferguson, Monte - Fort Campbell KY
      1966  Hill, Ralph - Fort Campbell KY
      1860  Kane, Bill - Fort Campbell KY
*     2523  Kreitz, Darren - Fort Campbell KY
      2366  McClelland, Eddie - Fort Campbell KY
      2192  Olliff, Kirk - Fort Campbell KY
      2082  Soderlund, Paul - Fort Campbell KY
      1658  Wade, Chuck - Fort Campbell KY

            Columbus AFB MS - 1-601-434-8847, Fax 1-601-434-5800 -
CMS         (1027 Land Road, COLUMBUS MS 39701)

      1998  Smith, Bill - same as above

            NAS Memphis TN - 1-901-372-9469, Fax 1-901-372-7132 -
MMS         (3606 Austin Peay Highway, Suite 111, MEMPHIS TN 38128)

**    2532  Maxey, Don - NAS Memphis TN - (arrives 9/1/98)
      2274  Saenz, Ernie - NAS Memphis TN
      1636  Scott, Dick - NAS Memphis TN

0578  PEROYEA, EMILE - 1-580-737-8594, Fax 1-580-737-1912 -
MC4     Tinker AFB/Vance AFB OK (7005 SE 15th Street, Suite 200,
MWC     MIDWEST CITY OK 73110)                                               [8]

      2207  Barton, Don - Tinker AFB OK
      1965  Jennings, Bruce - Tinker AFB OK
F     0389  Monroe, Paul - Tinker AFB OK
**    2603  Rollins, Tom - Tinker AFB
*     2518  Ross, Dave - Tinker AFB OK
      1654  Walker, Steve - Tinker AFB OK

            Vance AFB OK - 1-580-242-0550, Fax 1-580-242-0401 -
                             ---                 ---
END         (1202 West Willow Road, Suite K, ENID OK 73703)

E     2406  Cox, Terry - same as above

1591  PROVO, JIM - 1-847-295-5100, Fax (M) 1-847-295-5101 - NTC Great Lakes
LB4     IL/Fort McCoy WI (II North Skokie Highway, Suite 300,
LBF     LAKE BLUFF IL 60044)                                                 [8]
                                                                              -

#**   2663  Anderson, Jon - NTC Great Lakes IL - (arrives 9/1/98)
      2250  Brueckbauer, Roger - NTC Great Lakes IL
      1970  Cox, Landon - NTC Great Lakes IL
**    2531  Falcone, Jeff - NTC Great Lakes IL
F     1342  McLin, Joe - NTC Great Lakes IL
      2123  Prater, Jim - NTC Great Lakes IL

            Wisconsin area - 1-608-374-4770, Fax 1-608-374-4880 -
TMW         (1021 North Superior Avenue, Suite 12, TOMAH WI 54660)

F     1706  Shireley, Jim


             I - Inactive Agent                F - Field Client Representative            A - 98-A Class        *  - Next Class
             M - Designated to New RA/DA       (M) - Manual Fax                           B - 98-B Class        ** - Future Class
             R - Retire(d)                     # - Addition since last roster             C - 98-C Class
             S - Senior Status                 Underscore - Change since last roster      D - 98-D Class
             T - Terminate(d)                  ----------                                 E - 98-E Class
                                Alpha/numeric characters under RA/DA agent number are the Region/District code                NC 1
                                  Alpha characters to the left of each office address are the office code

--------------------------------------------------------------------------------
                     NORTH CENTRAL REGION (CONTINUED)
--------------------------------------------------------------------------------

1221  SCHEIB, CHRIS - 1-402-291-3040, Fax 1-402-291-0371 - Offutt AFB/ROTC
BL4     Lincoln NE/IA Recruiters & ROTC/Rock Island Arsenal IL/Minneapolis
        Saint Paul/Rochester MN (204 West Mission Avenue,
OMA     BELLEVUE NE 68005)                                                  [11]

F     0777  Austin, Hank - same as above
      2369  Bennett, John - Offutt AFB NE
B     2436  Coots, Frank - Offut AFB NE
      2019  Dentinger, Jim - Offut AFB NE
F*    1509  Groff, Roger - Offut AFB NE
**    2629  Grubb, Chuck - Offut AFB NE - (arrives 11/1/98)
      0882  Jeffus, Bob - Offutt AFB NE
**    2540  Mokrycki, Mike - Offutt AFB NE
**    2578  Spaulding, Merle - Offutt AFB NE - (arrives 1/1/99)
      2332  Werner, Rick - Offutt AFB NE

2071  SIMONS, JIM - 1-701-839-6669, Fax 1-701-852-0206 - Cavalier AFB/Grand
EM4     Forks AFB/Minot AFB ND/Ellsworth AFB Rapid City SD
MNT     (4825 North Broadway, PO Box 1926, MINOT ND 58702)                   [5]

C     2482  Dailey, Mary - same as above

            Ellsworth AFB Rapid City SD - 1-605-923-4090, Fax 1-605-923-4191 -
RPD         (214 Frontage Road, BOX ELDER SD 57719)

      2152  Vogel, Kevin - same as above

            Grand Forks AFB - 1-701-594-2730, Fax 1-701-594-4938 -
GFK         (Baseview Shopping Center, RR 1 Box 126, EMERADO ND 58228)

      2291  Beeck, Ken - same as above

1318  SMITH, TED - 1-580-536-7416, Fax 1-580-536-0393 - Altus AFB/
LA4     Fort Sill OK (7205 West Gore Blvd, LAWTON OK 73505)                 [10]
LAW                                                                          --

      1655  Clippinger, Dennis - Office Manager
      2004  Evans, Henry - Fort Sill OK
      2349  Heevner, Scott - Fort Sill OK
      0927  Knapstein, Tony - Fort Sill OK
      0644  Nahorski, Ken - Fort Sill OK
**    2590  Pagano, Les - Fort Sill OK
C     2420  Perry, Bill - Fort Sill OK
#**   2661  Wood, Jerry - Fort Sill OK - (arrives 2/1/99)

            Altus AFB OK - 1-580-482-8772, Fax 1-580-482-5309 - (1416 North
ALT         Park Lane, Suite A, Box 2, ALTUS OK 73521)

E     2408  Mahoney, Dan - same as above

NC 2

--------------------------------------------------------------------------------
                           PACIFIC REGION (76)
                                           --
                             CA, GUAM, HI
--------------------------------------------------------------------------------

0611  THORESON, DAVE - REGIONAL AGENT - 1-916-852-9625,
HQ7     Fax 1-916-852-9615 - (11211 Gold Country Boulevard, Suite 108,
SAC     GOLD RIVER CA 95670)                                                [2]

      1435  Patterson, Pat - Assistant Regional Agent

1885  BONDY, RAY - 1-209-924-7733, Fax 1-209-924-7740 - Defense Language
LM7 Institute/Fort Ord/Fort Hunter Liggett/NAS Lemoore/Naval PG School/ Moffett Field NAS/Onizuka AFB CA/Sharpe Army Depot
LMR     (237 "C" Street, LEMOORE CA 93245)                                  [9]

B     2484  Atwood, Tom - NAS Lemoore CA
      1213  Bloyd, John - NAS Lemoore CA
**    2483  Johnson, Mell - NAS Lemoore CA
      1846  Zayicek, Jim - NAS Lemoore CA

            CBC Port Hueneme/NAWS Point Mugu/Vandenberg AFB CA -
            1-805-482-6551/6323, Fax 1-805-389-7446 - (1200 Paseo Camarillo,
CAM         Suite 255, CAMARILLO CA 93010-6035)

      0853  Strnad, Bill - same as above
**    2624  Valverde, John - same as above - (arrives 1/18/99)

            Vandenberg AFB CA - 1-805-733-1731, Fax 1-805-733-2770 -
LOM         (USPA&IRA, 3769 Constellation Road, Suite F, LOMPOC CA 93436)

**    2598  Morrow, David - same as above - (arrives 10/1/98)
      1115  Winkler, John - same as above

1805  BROWN, CARL - 1-619-299-8772, Fax 1-619-299-8783 - Naval Station SD/
S17     Naval Amphib Base/ASW/Sub Base/Naval Supply Center (591 Camino
SNG     De La Reina, Suite 1200, SAN DIEGO CA 92108)                         [9]
                                                                              -

**    2589  Alqueza, Regee - same as above
**    2593  Benito, Rick - same as above - (arrives 9/1/98)
*     2407  Eisenberg, Mike - same as above - (arrives 1/1/99)
**    2646  Hallihan, Tim - same as above
**    2652  Holder, Mark - same as above
      2187  LeBlanc, Joe - same as above
#**   2671  Thompson, Ed - same as above - (arrives 11/1/98)
B     2462  Yackel, David - same as above

2311  CASEY, JOE - 1-671-734-2923, Fax 1-671-734-2927 - Andersen AFB/Naval
AG7 Activities Guam/Naval Hospital/Naval Weapons Station/Naval Communications WestPacbases (USPA&IRA, PO Box 25449,
AGN     BARRIGAGDA GU 96921)                                                 [4]

        SHIPPING ADDRESS: USPA&IRA, HONG'S BUILDING, SUITE 5, ROUTE 10 & 32, MANGILAO GUAM 96923

B     2511  Beasley, Ryan - same as above
      2241  Boykin, Jess - same as above
**    2568  Harvey, Royce - same as above

1306  DODSON, JOHN - 1-808-487-7222, Fax 1-808-486-7447 - Hawaii
HW7     (Pearlridge Office Center, 98-211 Pali Momi Street, Suite 500,
AIE     AIEA HI 96701)                                                      [10]

      2049  Bales, Doug - Marine Corps Base Hawaii Kaneohe Bay/Fort Shafter/
              Camp Smith HI
      2055  Brown, Doug - Hickam AFB/Hono - CG District/Tripler Army
              Medical Center HI
**    2610  Chiavacci, David - Marine Corps Base Hawaii/Pearl Harbor/NAS
              Barbers Point HI
      1839 Hayashida, John - Camp Smith/Schofield Barracks/Pearl Harbor HI 1301 Jenks, Pete - Schofield Barracks/Wheeler AAF HI
      1073 Kreinik, Jerry - NAS Barbers Point/NB Pearl Harbor/Camp Smith HI 1381 Mills, Tim - NAS Barbers Point/NB Pearl Harbor/Camp Smith HI 1631 Skillington, Kathy - Schofield Barracks/Wheeler AAF HI
      1355  Tyler, Teresa - Fort Shafter/Hickam AFB/Tripler Army Medical
              Center HI

1582  LUCAS, BOB - 1-760-256-5722, Fax (M) 1-760-256-5778 - Fort Irwin/
BT7     Edward AFB/NAWS China Lake CA/Marine Corps Base Twentynine
        Palms CA/MCLB Barstow CA (400 South 2nd Avenue, Suite 208,
BRT     BARSTOW CA 92311)                                                    [8]

      2318  Hilliard, Samantha - same as above
A     2383  Johnson, Scott - same as above

            Los Angeles AFB CA/March ARB CA - 1-310-532-7274 -
            Fax 1-310-532-7379 - (1515 West 190th Street,
GTR         Suite 408 GARDENA CA 90248)

      0955  Matthews, Mat - same as above

            Edwards AFB CA/NAWS China Lake CA - 1-805-256-2070,
            Fax 1-805-256-1130 - (1431 Rosamond Blvd, Suite 16,
RMD         PO Box 1390, ROSAMOND CA 93560)

      2010  Franzen, Ron - Edwards AFB/NAWS China Lake CA
** 2592 Lewis, John - Edwards AFB/NAWS China Lake CA - (arrives 1/1/99) 1481 Wall, Jeff - Edwards AFB

            Marine Corps Base Twentynine Palms CA - 1-760-367-1998,
            Fax 1-760-361-8045 - (5758 Adobe Road, Suite A,
TNP         TWENTYNINE PALMS CA 92277)

      1074  Uyeda, Chuck - same as above

1102  MARX, KYLE - 1-619-299-8772, Fax 1-619-299-8783 - Balboa Hospital,
SD7     Coronado NAB/ NAS Miramar/Naval Station SD/Naval Amphip Base/San
        Diego ASW/San Diego Sub Base/Naval Supply Center/North Island NAS/
        San Diego Marine Corps Recruit Depot (591 Camino De La Reina,
SAN     Suite 1200, SAN DIEGO CA 92108)                                     [12]
                                                                             --

      2385  Biedermann, Eric - same as above
**    2583  Blunck, Jerry - same as above
A     2481  Clarke, Pete - same as above
      1984  Davey, Ken - same as above
      1055  Duchin, Phil - same as above
**    2626  Gervacio, Alex - same as above
**    2657  Hausvik, Rick - same as above
      1729  Hornbake, Mike - same as above
#**   2674  Knowles, Kevin - same as above - (arrives 4/1/99)
      2322  Lippold, Dan - same as above
      2245  Svatek, Gary - same as above

1160  REICHBACH, KATHY- 1-707-447-8772, Fax 1-707-447-4787 - Beale/Mather/
VC7 Marine Corp Warfare Training Center Bridgeport CA/McClellan/Travis AFB/Sacramento Army Depot CA (190 South Orchard Avenue, Suite
VCV     B-115, VACAVILLE CA 95688-3636)                                      [7]

      1559  Klein, Dick - Travis AFB CA
      1220  Laughlin, John - Travis AFB CA
E     2416  Rasmussen, Eric - Travis AFB CA

            Mather AFB/McClellan AFB/Sacramento Army Depot CA -
            1-916-967-8772, Fax 1-916-967-8964 - (7840 Madison Avenue,
RCD         Suite #186, FAIR OAKS CA 95628)

      2137  Jones, Larry - same as above
F     1490  Williams, Dave - same as above

            Beale AFB CA/Sierra Army Depot/Marine Corp Warfare Training Center, Bridgeport CA - 1-530-432-7507, Fax 1-530-432-7509
YCY        (10138 Commercial Court, Suite 104, PENN VALLEY CA 95946)

      2072  Spitler, Mark - same as above


             I - Inactive Agent                F - Field Client Representative            A - 98-A Class        *  - Next Class
             M - Designated to New RA/DA       (M) - Manual Fax                           B - 98-B Class        ** - Future Class
             R - Retire(d)                     # - Addition since last roster             C - 98-C Class
             S - Senior Status                 Underscore - Change since last roster      D - 98-D Class
             T - Terminate(d)                  ----------                                 E - 98-E Class
                                Alpha/numeric characters under RA/DA agent number are the Region/District code                PR 1
                                  Alpha characters to the left of each office address are the office code

--------------------------------------------------------------------------------
                      PACIFIC REGION (CONTINUED)
--------------------------------------------------------------------------------


1496  WAGNER, JERRY - 1-760-631-8300, FAX 1-760-631-8360 - Camp Pendleton/
OC7     MCAS El Toro/Santa Ana/MCAS Tustin CA (4167 Avenida De La Plata,
OCN     Suite 102, OCEANSIDE CA 92056)                                      [10]

B     2512  Harrison, Kent - Camp Pendleton CA
      2012  Novak, Len - Camp Pendleton CA
      2247  Price Jr, Doyel - Camp Pendleton CA
      2354  Rubin, Craig - Camp Pendleton CA
C     2528  Segall, Karl - Camp Pendleton CA
      2296  Stratmann, Chip - Camp Pendleton CA
      2118  Thorne, Lloyd - Camp Pendleton CA
      2130  Winter, Frank - Camp Pendleton CA

            MSCAS El Toro/Santa Ana/MCAS Tustin CA - 1-714-727-3050,
            Fax 1-714-727-4388 - (18 Technology Drive, Suite 203,
IRV         IRVINE CA 92618)

      1796  Rastetter, Curt - same as above

2182  WHEATON, ERIC - Defense Language Institute/Fort Ord/Naval PG School CA
MT7     - 01-408-649-8772, Fax 1-408-649-6837 - (2511 Garden Road, Garden
MRY     Place Bldg A, Suite 170, MONTEREY CA 93940)                          [5]

      0668  Flowers, Bob - same as above
**    2606  Hurt, Shawn - same as above

            NAS Alameda/Coast Guard Island/NS Treasure Island/NSC Oakland/
            Oakland Army Base/Presidio of San Francisco/NSY Mare Island/
            Moffett Field NAS/Onizuka AFB CA - 1-510-337-9075, Fax
ALD         1-510-337-9077 - (883 Island Drive, Suite 210, ALAMEDA CA 94502)

      1234  Brown, Ralph - same as above

            Moffett Field NAS/Onizuka AFB CA - 1-408-980-8772,
            Fax 1-408-980-8774 - (3080 Olcott Street, Suite 120-D,
SNC         SANTA CLARA CA 95051)

**    2544  Shenoy, Nandini - same as above

PR 2

--------------------------------------------------------------------------------
                          SOUTH ATLANTIC REGION (112)
                                                 ---
                         AL, FL, GA, SOUTHEAST NC, SC
--------------------------------------------------------------------------------
0429  GRAY, DOUG - REGIONAL AGENT - 1-770-491-9137, Fax 1-770-938-6166 -
HQ3     (3525 Habersham at Northlake, TUCKER GA 30084)                      [2]
TCK

      0630  LeHardy, Frank - Assistant Regional Agent

2202 AGOSTINI, JIM - 1-803-741-0134, Fax 1-803-741-0273 - Fort Jackson/
CB3     McEntire ANGB/Shaw AFB SC/Charlotte NC -
CSC     (7499 Parklane Road, Suite 124, COLUMBIA SC 29223)                  [10]

*     2529  Haddle, Brian - same as above
      1992  Haines, Stan - same as above
**    2591  Speaker, Greg - same as above
**    2539  Towry, John - same as above

            Charlotte NC/Fort Jackson SC - 1-803-254-1688, Fax 1-803-254-1854
CLB         - (623 Queen Street, COLUMBIA SC 29205)

F     0561  Simmons, Steve - same as above

            McEntire ANGB/Shaw AFB SC - 1-803-469-0027,
SSC         Fax 1-803-469-0036 - (2610 Hardee Court, SUMTER SC 29150)

** 2639 Bitsky, Ken - McEntire ANGB/Shaw AFB SC - (arrives 9/15/98) 1715 Blanchette, Ray - McEntire ANGB/Shaw AFB SC
**    2609  Fitzgerald, Jim - same as above
      2390  Rigor, Jose - McEntire ANGB/Fort Jackson

1684  ANCONETANI, TONY - 1-706-323-9980, Fax (M) 1-706-323-9180 -
C03   Fort Benning GA/ROTC Auburn University AL (5363 Veterans Parkway,
COL   COLUMBUS GA 31904)                                                    [10]

      1499  Elliott, Howard - Fort Benning GA/ROTC Auburn AL
C     2454  Hunsaker, Chuck - Fort Benning GA
      1424  Malkinski, Dan - Fort Benning GA
      2282  Pattillo, Steve - Fort Benning GA
**    2584  Roberts, Shirrell - Fort Benning GA
**    2637  Powers, Karen - Fort Benning GA
      1959  Pride, Sam - Fort Benning GA
**    2641  Smith, Mike - Fort Benning GA - (arrives 9/15/98)
      2339  Stahl, Ben - Fort Benning GA

1143  CORBETT, CHUCK - 1-910-577-1177, Fax 1-910-577-3581 - Camp Lejeune/
JX3     MCAS New River/Camp Johnson/Camp Geiger (308 Western Blvd,
JXN     JACKSONVILLE NC 285461                                               [6]

      2328  Hart, Frank - Camp Lejeune/MCAS New River NC
      2110 McLaughlin, Joe - Camp Lejeune/MCAS New River NC 1827 Millush, David - Camp Lejeune/MCAS New River NC 0672 Plowman, Floyd - Camp Lejeune/MCAS New River NC 2277 Scialabba, Jackie - Camp Lejeune/MCAS New River NC

1505  DEVOS, ED - 1-843-824-6629, Fax 1-843-824-6631 - Charleston
BF3     AFB & NB SC (7301 Rivers Avenue, Suite 190,
CHS     NORTH CHARLESTON SC 29406-4650)                                    [9]

      1948  Jones, Bucky - same as above
*     2423  Minnillo, Vince - same as above
**    2647  Nardelli, Rob - same as above - (arrives 11/1/98)
      1334  Waters, Lee - same as above
A     2449  Williamson, Terry - same as above
      2145  Yaeger, Bill - same as above

            Hunter Army Airfield GA/Charleston AFB & NB/MCAS Beaufort/MCRD
            Parris Island SC - 1-843-846-0785, Fax (M) 1-843-846-0945 - (122
BFT         Stanley Road, PO Box 4456, BEAUFORT SC 29902-4456)

B     2456  Gilman, James - same as above
      2265  Shores, Gary - same as above

1450  GERACI, JEFF - 1-904-269-8772, Fax 1-904-269-1466 - NAS Cecil Field/NAS
OP3     JAX/NAS Mayport FL/Moody AFB GA (330 Corporate Way, Suite 100,
JAX     ORANGE PARK FL 32073)                                               [12]
                                                                             --

**    2506  Brown, Dwayne - same as above
E     2398  Brunori, Tim - same as above
T/B   2439  Demers, Phil - same as above - 8/1/98
-                                          ------
**    2620  Kozak, Maike - same as above
A     2435  Smith, Carl - same as above
F     0770  Walrath, Burt - same as above
A     2486  Washnock, James - same as above
      1072  Weatherington, Mike - same as above

            NS & NAS Mayport FL/NAS Cecil Field/NAS Jax - 1-904-246-8011,
            Fax 1-904-249-8667 - (413 Pablo Avenue North, Suite 101,
                                  ---
NBC         JACKSONVILLE BEACH FL 32250)

A     2466  Brown, Regina - same as above
      1230  Hoadley, Jeff - same as above
      1789  Steve, Mike - same as above
C     2497  Wiggins, Mark - same as above

1010  GLYNN, DENNY - 1-954-434-3370, Fax 1-954-434-2494 - Cape Canaveral
M13     AFS/Key West NAS - Miami area/Patrick AFB FL -
MIA     (10400 Griffin Road, Suite 108, COOPER CITY FL 33328)              [8]

C     2489  Acosta, Fernando - Miami Area
**    2635  Swynenberg, Jeff - Miami Area - (arrives 10/1/98)

            Cape Canaveral/Patrick AFB FL - 1-407-773-7298, Fax 1-407-773-6309 -
STB         (1813 South Patrick Drive, INDIAN HARBOUR BEACH FL 32937)

      1698  Huff, Frank - same as above
**    2572  Perron, Rob - same as above - (arrives 11/1/98)
**    2604  South, Dan - same as above - (arrives 9/1/98)
      1911  Wise, Sid - same as above

            Key West NAS - 1-305-745-3310, Fax (M) 1-305-745-3310 -(365 South
KYW         Point Drive, SUGAR LOAF SHORES FL 33042)

S     0895  Vaupel, Dave - same as above

2257  HARVIN, MIKE - 1-404-350-8443, Fax (M) 1-404-350-8405 -
AT3 Dobbins AFB/Fort Gillem/Fort McPherson GA/Fort McClellan/Redstone Arsenal AL (100 Atlanta Tech Center, 1575 Northside Drive NW,
ATL     Suite 150, ATLANTA GA 30318-4208)                                    [8]

F     0715  Anderson, Darryl - same as above
      1632  Cyr, Steve - same as above
      1874  Henn, Jim - same as above
      2368  Jones, Ken - same as above
M/F   0292  Tutterow, Jay - same as above
M     2194  Tutterow, Sonya - same as above

            Fort McClellan AL - 1-205-236-6649, Fax 1-205-236-6686 -
            (4422 McClellan Blvd, Anniston AL 36201 OR, PO Box 5249,
ANN         FORT MCCLELLAN AL 36205)

            SEND ALL INQUIRIES FOR THE FORT MCCLELLAN AL AREA TO MIKE HARVIN IN THE ATLANTA OFFICE.

            Redstone Arsenal AL - 1-205-536-6966/7, Fax (M) 1-205-536-1818 -
HTV         (1100 Jordan Lane NW, Suite H, HUNTSVILLE AL 35816)

      2384  Bissell, Mary - same as above

1011  HERZOG, RAY - 1-334-277-7731, Fax 1-334-277-7488 - Gunter AFB/
MG3     Maxwell AFB AL (2931 Zelda Road, MONTGOMERY AL 36106-2648)           [5]
                                                                              -
MGM
T/**  2656  Christmas, B.C. - same as above - 8/1/98
-                                             ------
T/D   2358  Decker, Joe - same as above - 7/1/98
-                                         ------
      1448  Dierlam, Mark - same as above
      2287  Edwards, Gary - same as above
      2073  Golden, Randy - same as above
      1974  Smith, Paul - same as above

             I - Inactive Agent                F - Field Client Representative            A - 97-A Class        *  - Next Class
             M - Designated to New RA/DA       (M) - Manual Fax                           B - 97-B Class        ** - Future Class
             R - Retire(d)                     # - Addition since last roster             C - 97-C Class
             S - Senior Status                 Underscore - Change since last roster      D - 97-D Class
             T - Terminate(d)                  ----------                                 E - 97-E Class
                                Alpha/numeric characters under RA/DA agent number are the Region/District code                SA 1
                                   Alpha characters to the left of each office address are the office code

--------------------------------------------------------------------------------
                    SOUTH ATLANTIC REGION (CONTINUED)
--------------------------------------------------------------------------------

2294  HOOKER, BOB - 1-813-254-0100, Fax 1-813-251-9159 - MacDill AFB/
TA3     Orlando Naval Training Center FL - (Hyde Park Professional Center,
TPA     240 Plant Avenue, Suite A-200, TAMPA FL 33606                        [8]

**    2580  Clark, Dan - MacDill AFB FL
      2269  Crawford, Jeff - MacDill AFB FL
E     2392  Poole, Tom - MacDill AFB FL
F     1150  Robinson, Larry - MacDill AFB FL
A     2464  Saunders, Bill - MacDill AFB FL

            Orlando Naval Training Center FL - 1-407-897-3888
            Fax 1-407-896-3111 - (3165 McCrory Place, Suite 151,
ORL         ORLANDO FL 32803)

F     0972  Holder, Ken - same as above
      2173  Olde, Gordon - same as above

0893  HOOKNESS, BOB - 1-706-860-2448, Fax 1-706-860-4545 - Fort Gordon GA
AG3   (119 Davis Road, Suite 9-A, AUGUSTA GA 30907)                          [6]
AGS
      1886  Brown, Dennis - Fort Gordon GA
**    2596  Gott, Robin - Fort Gordon GA
      1427  Greenwood, Ev - Fort Gordon GA
      2164  McCafferty, Doug - Fort Gordon GA
      2286  Tushen, Bryan - Fort Gordon GA

1737  JOHNSON, GENE - 1-919-447-8772, Fax 1-919-447-5117 - MCAS Cherry
HV3     Point NC/Seymour Johnson AFB NC (193 Wolfcreek Professional Center,
HLK     PO Box 278, HAVELOCK NC 28532                                        [6]

B     2472  LeBlanc, Glenn - same as above
A     2460  Slate, Dan - same as above

            Seymour Johnson AFB NC - 1-919-778-9595,
            Fax (M) 1-919-778-5940 - (1206-H North Berkeley Blvd,
GDB         GOLDSBORO NC 27534

      2155  Cala, Lou - same as above
**    2594  DeWitt, Joe - same as above - (arrives 9/1/98)
      1761  Giordano, Ralph - Seymour Johnson AFB NC

1747  RAY, STEVE - 1-334-347-4238, Fax (M) 1-334-347-0750 - Fort Rucker AL
EN3     (1200 Rucker Blvd, ENTERPRISE AL 36330)                              [6]
ENT

      1216  Heneveld, George - same as above
      1186  Luther, Jeff - same as above
      2176  Richards, Troy - same as above
**    2658  Tetreault, Glenn - same as above
      2275  Watts, Ray - same as above

1703  VEJAR, JIM - 1-912-369-7281, Fax 1-912-369-3886 - Fort Stewart GA/NSB
HN3     Kings Bay GA (740 General Stewart Way, Suite 101,
HVL     HINESVILLE GA 31313)                                                [10]

S     0692  Bennett, Bob - Fort Stewart GA
C     2545  Noel, Rich - Fort Stewart GA
**    2617  North, Bill - Fort Stewart GA
E     2441  Sheehan, David - Fort Stewart GA
B     2507  Velasco, Curtis - Fort Stewart GA

            NSB Kings Bay GA - 1-912-673-6363, Fax 1-912-673-6312 -
STM         (412 Osborne Street, Suite A, SAINT MARYS GA 31558)

E     2451  Barnhardt, Carl - same as above
      1572  Walker, Ed - same as above

            Hunter Army Airfield GA - 1-912-354-9360, Fax 1-912-355-0906 -
            {Warner Plaza, Bldg 6, Suite 1, 7373 Hodgson Memorial Drive,
SVH         SAVANNAH GA 31406)

      2355  Burton, Jim - same as above
F     1142  Dollander, L.T. - same as above

1358  WASHNOCK, DAVE - 1-912-923-1559, Fax 1-912-328-9395 - Martine Corp
WR3     Logistic Base MCLB Albany/Robins AFB GA/Moody AFB GA (607
WRB     Russell Parkway, Suite C, WARNER ROBINS GA 31088)                    [6]

C     2488  Carter, Chirs - same as above
**    2587  Drinkhahn, Marc - same as above
      1906  Pierce, Jim - same as above
E     2143  Silenzi, Silvio - same as above

            Moody AFB GA - 1-912-242-7229, Fax, 1-912-242-4185 -
VAL         (3473 Bemiss Road, VALDOSTA GA 31605)

      2263  Washnock, John - same as above


SA 2

--------------------------------------------------------------------------------
                       SOUTH CENTRAL REGION (100)
              MOBILE AL, FL PANHANDLE, LA, SOUTHERN MS, TX
--------------------------------------------------------------------------------

1225  BENNETT, SKIPPER - REGIONAL AGENT - 1-817-737-8633,
HQ5     Fax 1-817-732-3556 - (6410 Southwest Blvd, Suite 200,
FTW     FORT WORTH TX 76109-3920)                                           [2]

      0127  Elmendorf, Tom - Assistant Regional Agent

0922  BIEHLE, ARLEN - 1-850-651-8963, Fax 1-850-651-3910 - Eglin AFB/
SRS     Hurlburt Field/ROTC Tallahassee/Tyndall AFB FL (1248-B North Eglin
SHL     Parkway, SHALIMAR FL 32579)                                         [10]

      1708  Cardenas, Steve - Eglin/AFB Hurlburt Field FL
A     2446  Cross Jr, Rick - Eglin AFB/Hurlburt Field FL
      1723  Ellenson, Bob - Eglin AFB/Hurlburt Field FL
*     2538  Maus, Mike - Eglin AFB/Hurlburt Field FL
      2051  Meeboer, Bill - Eglin AFB/Hurlburt Field FL
**    2479  Schweppe, Floyd - Eglin AFB/Hurlburt Field FL
      2026  Smith, Sam - Eglin AFB/Hurlburt Field FL
      2378  Tritschler, Phil - Elgin AFB/Hurlburt Field FL
F     0865  Williams, Ben - Eglin AFB/Hurlburt Field FL

0743  CANEDY, CHARLIE - 1-210-824-9894, Fax (M) 1-210-824-7099 -
SN5     Brooke Army Hospital/Fort Sam Houston TX (Geronimo District)
SA2     (1919 Oakwell Farms Parkway, Suite 200, SAN ANTONIO TX 78218)        [8]

*     2438  Harrison, Mike - same as above
      1930  Hoffman, Marty - same as above
**    2554  McDonald, Joe - same as above
      2160  Motley, Bill - same as above
F     1185  Terrell, Doris - same as above
      1535  Weaver, Jim - same as above
      2340  Wong, Linda - same as above

2084  CARMICHAEL, PAUL - 1-850-769-6565, Fax 1-850-785-7605 - Naval Coastal
PCS     Systems Lab/Tyndall AFB/USA-USN-USMC Reserve Center & ROTC
        Tallahassee FL (429 South Tyndall Parkway, Suite L,
PNC     PANAMA CITY FL 32404-6747)                                          [4]

      1622  Papizan, Jim - same as above
B     2515  Schaffer, Tim - same as above
C     2508  Schauz, Bill - same as above

0570  CARROLL, CHET - 1-850-456-9237, Fax 1-850-456-9109 - NTTC Corry
PE8     Station/NAS Pensacola/Saufley Field/NAS Whiting Field FL (4500 Twin
PNS     Oaks Drive, PENSACOLA FL 32506)                                      [9]

D     2414  Bann, Pete - same as above
D     2404  Diunizio, Marion - same as above
**    2564  Diunizio, Mark - same as above - (arrives 9/1/98)
C     2491  George, Mike - same as above
**    2621  Kuklish, Tom - same as above - (arrives 11/1/98)
C     2550  Ross, Steve - same as above
C     2427  Winkler, Tom - same as above

            NTTC Corry Station/NAS Pensacola/NAS Whiting Field FL/Saufley
            Field - 1-850-626-1702, Fax 1-850-626-9205 - (USPA&IRA, 6856
MLT         Caroline Street, Suite 101, MILTON FL 32570)

      1336  Wolfe, Bob - same as above

1525  COXE, BILL - 1-512-937-8772, Fax 1-512-937-8774 - Corpus Christi Army
CC5     Depot/Houston/Galveston area/Ingleside NAVSTA/NAS Chase Field/NAS
        Corpus Christi/NAS Kingsville/USCG Corpus Christi TX (Mercantile
        Bank Building, 10201 South Padre Island Drive, Suite 310,
CRP     CORPUS CHRISTI TX 78418)                                             [4]

      1766  Barber, Dave - Corpus Christi area TX
B     2387  Rosales, Raul - Corpus Christi area TX

            Houston/College Station TX area - 1-281-550-7731, Fax
HST         1-281-550-7712 - (PO Box 842104, HOUSTON TX 77284-2104)

F     0372  Koenig, Bill - same as above - SHIPPING ADDRESS: 8130 BRIGHTON PLACE
            COURT, HOUSTON 77095

            Houston/Clear Lake/Galveston/NASA JSC/Ellington AF/
            USCGMSO - 1-281-480-1811, Fax 1-281-480-1838 -
GVT         (17040 El Camino Real, Suite 600, HOUSTON TX 77058)

            (Coxe, Bill - SHARED TIME FROM DISTRICT OFFICE - SEE ABOVE)

            Ingleside NAVSTA - 1-512-643-7780, Fax 1-512-643-7779 -
NSI         (1001 Wildcat Drive, PORTLAND TX 78374)

1909  DRAPER, JOHN - 1-915-698-9714, Fax 1-915-698-3142 - Dyess AFB/
AB5     Goodfellow AFB/Reese AFB TX (3300 South 14th Street, Suite 200,
ABL     ABILENE TX 79605)                                                    [4]

S     0099  Duggan, Larry - Dyess AFB TX
      2111  Myers, Sherry - Dyess AFB TX

            Goodfellow AFB TX - 1-915-653-3550, Fax 1-915-658-7696 - (224
SGL         West Beauregard Avenue, Suite 205A, SAN ANGELO TX 76903-6305)

*     2413  Rawls, Dwight - same as above

1918  EDGIN, GORDON - 1-254-526-4559, Fax 1-254-526-6573 -
KL5     Fort Hood TX (1711 East Central Texas Expressway, Suite 201-A,
KLT     KILLEEN TX 76541)                                                  [13]

**    2577  Adams, Drew - same as above - (arrives 10/1/98)
**    2608  Buck, Lon - same as above - (arrives 9/1/98)
      1876  Campbell, Wes - same as above
      1888  Collins, Gary - same as above
E     2447  DiGennaro, Mike - same as above
      1588  Gedelman, Carolyn - same as above
      1602  Gordon, Wayne - same as above
**    2649  Leigh, Joe - same as above
**    2599  Paine, Bob - same as above
      2070  Snelson, Gerry - same as above
**    2534  Thomas, Ted - same as above
      2075  Wilberg, Clark - same as above

1640  JOHNSON, DAVE - 1-940-692-5901, Fax 1-940-692-5932 - NAS Dallas/NAS
FT5     Fort Worth JRB/Sheppard AFB/Waco TX (Century Plaza, 2629 Plaza
WFL     Parkway, Suite 10-B, PO Box 4685, WICHITA FALLS TX 76308)            [7]

      2052  Ducos, Frank - Sheppard AFB TX
D     2396  Foster, Bev - Sheppard AFB TX
**    2602  Garza, Carlos - Sheppard AFB TX

            NAS Dallas/Waco TX - 1-972-409-9688, Fax 1-972-409-9689 - (Las
IVG         Colinas, 6309 N O'Connor Boulevard, Suite 108, IRVING TX 75039)

F     0370  Montgomery, Lee - same as above

            NAS Fort Worth JRB TX - 1-817-738-2661, Fax 1-817-738-2686 -(6320
FWT         Southwest Boulevard, Suite 222, FORT WORTH TX 76109)

      0473  Langley, Hal - same as above
      2313  Rooney, Claire - same as above


             I - Inactive Agent                F - Field Client Representative            A - 98-A Class        *  - Next Class
             M - Designated to New RA/DA       (M) - Manual Fax                           B - 98-B Class        ** - Future Class
             R - Retire(d)                     # - Addition since last roster             C - 98-C Class
             S - Senior Status                 Underscore - Change since last roster      D - 97-D Class
             T - Terminate(d)                  ----------                                 E - 97-E Class
                                Alpha/numeric characters under RA/DA agent number are the Region/District code                SC 1
                                  Alpha characters to the left of each office address are the office code

--------------------------------------------------------------------------------
                          SOUTH CENTRAL REGION (CONTINUED)
--------------------------------------------------------------------------------


0527  JOY, FRED - 1-210-735-0653, Fax 1-210-737-2376 - Austin Metro area/Kelly
SL5     AFB/Lackland AFB/Wilford Hall Medical Center TX (Lone Star District)
SA3     (6243 I-H 10 West, Suite 250, SAN ANTONIO TX 78201-2022)             [8]

      2316  Bonney, Dave - same as above
B     2432  Church, Miki - same as above
F     1215  Jarrell, David - same as above
      1877  Lenz, Rick - same as above
      1972  McManus, Rick - same as above
C     2526  McSorley III, Dave - same as above
      0646  Swindell, Clay - same as above

            Austin Metro area - 1-512-440-1105, Fax 1-512-737-2376 -(1825 Fort
AUS         View Road, Suite 112C, AUSTIN TX 78704)

            SEND ALL INQUIRIES FOR THE AUSTIN AREA TO THE DISTRICT OFFICE IN SAN ANTONIO. CONTACT DAVID JARRELL FOR ANY COMMUNICATION REGARDING CLIENTS.

1952  MILLER, JEFF - 1-254-526-4559, Fax 1-254-526-6573 - Fort Hood TX
KN5     (1711 East Central Texas Expressway, Suite 201-A, KILLEEN TX 76541)  [5]
KLN                                                                           -

      1942  Harrold, Lee - same as above
      2312  Henderson, Charles - same as above
T**   2522  Miller, Frank - same as above - 8/1/98
-                                           ------
#**   2644  Rich, Dan - same as above - (arrives 10/1/98)
A     2422  Smith, Spencer - same as above

1058  RUSH, HOWARD - 1-228-388-6163, Fax (M) 1-228-388-6164 -
BX5     NAS Meridian MS/Keesler AFB/NAVSTA Pascagoula/Stennis Space
        Center/USN CB Center Gulfport MS/Camp Shelby MS/USCG Aviation
        Training Center Mobile AL/NAS-NSA-USCG-USMC New Orleans LA
BLX     (2434 Pass Road, Suite E, BILOXI MS 39531)                           [9]

      2292  Brooks, Dave - Keesler AFB/Stennis Space Center/USN CB Center
             Gulfport MS/Camp Shelby MS
      2153  Moody, Jack - Keesler AFB/Southern MS/NAS Meridian MS
      1845  Neidrick, Bob - Keesler AFB/Southern MS/USN CB Center/NAS
             Meridian MS
B     2417  Sobol, Curt - Keesler AFB/Stennis Space Center
**    2601  Young, Brian - Keesler AFB/Stennis Space Center/USN CB Center
             Gulfport MS

            USCG GRP/USCG MSO/NAVSTA Pascagoula/USCG Aviation Training Center
            Mobile AL - 1-334-344-1861, Fax 1-334-344-1863 (1110 Montlimar
MBL         Drive, #860, MOBILE AL 36609)

      1785  Holdsworth, Wayne - same as above

            NAS-NSA-USCG-USMC-377 TACOM New Orleans -
            1-504-394-8744, Fax 1-504-394-8746 - (4480 General DeGaulle
NOL         Drive, Suite 105, NEW ORLEANS LA 70131)

      2114  Bent, Rex - same as above
**    2542  Curtis, Bob - same as above

2036  STILES, JOHN - 1-318-868-8801, Fax 1-318-865-0517 - Barksdale AFB Army
SH5     Ammo Plant LA (Minden LA, Marshall & Texarkana TX)/Red River Army
SHV     Depot TX (3007 Knight Street, Suite 205, SHREVEPORT LA 71105)       [8]

B     2437  Carrell, Bob - Barksdale AFB LA
**    2627  Qualls, Greg - Barksdale AFB LA
      2102  Strick, Dave - Barksdale AFB LA

            Fort Polk LA - 1-318-463-7719/8961, Fax 1-318-463-8969 -
DRD         (427 North Pine Street, Suite C, DERIDDER LA 70634)

      1824  Lee, Chris - same as above
#**   2662  Corda, Mark - same as above - (arrives 10/1/98)
      2376  Washington, James - same as above
**    2552  Oliver, Randy - same as above

1666  TERRELL, DICK - 1-210-658-3809, Fax 1-210-658-0267 - Brooks AFB/
CBS     Randolph AFB TX (Alamo District) (Norwest Bank Building,
SA1     (USPA&IRA), 700 FM 78, PO Box 557, CIBOLO TX 78108-0557)             [9]
                                                                              -

      2235  Bodenheim, Bodie - same as above
      2097  Clark, Patrick - same as above
F     0969  Courington, George - same as above
#**   2675  Gates, Steve - same as above - (arrives 10/1/98)
      0914  Grigsby, John - same as above
      0898  Schuhmacher, John - same as above
C     2527  Taflan, John - same as above

            Laughlin AFB TX - 1-830-775-0616, Fax 1-830-775-9549
DRT         (106 Kings Way, DEL RIO TX 78840)

      1986  Heaney, Pat - same as above



SC 2